SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):             July 8, 1998



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-9532                 13-1964841
(State or other jurisdiction       (Commission     (IRS Employer Identification
 of Incorporation or               File Number)         Number)
 organization)



150 Marcus Boulevard, Hauppauge, New York                    11788
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:           (516) 231-7750



                                      NONE
        (Former name, former address and former fiscal year, if changed since last report)


                                   Page 1 of 4
                             Exhibit Index on Page 4

Item 5.    Other Events
A. Waiver and Twelfth Amendment to the Second Amended and Restated Credit Agreement

     Effective July 8, 1998, the Company and its Lenders executed a Waiver and Twelfth Amendment to the Company's Second Amended and Restated Credit Agreement (the "Waiver and Twelfth Amendment").

     The Waiver and Amendment, among other things, (i) waives compliance by the Company with the provisions of subsection 9.1(a) (I) (A) with respect to the two consecutive fiscal quarters of the Company ending May 31, 1998, provided that the amount of the Consolidated Pre-Tax Loss for such two consecutive fiscal quarters shall not exceed $6,485,000; (ii) waives compliance by the Company with the provisions of subsection 9.1(a) (iii) with respect to the fiscal quarter of the Company ending May 31, 1998 provided that they amount of the Consolidated Pre-Tax Loss for such fiscal quarter shall not exceed $8,721,000; and, (iii) amends subsection 9.9 to allow for the Company's investment in Shintom Co., Ltd.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUDIOVOX CORPORATION


Dated:  July 20, 1998                   By:      s/Charles M. Stoehr
                                                 Charles M. Stoehr
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                     Description

   1 Waiver and Twelfth Amendment dated as of July 8, 1998 to the Audiovox Corporation Second Amended and Restated Credit Agreement

     WAIVER and TWELFTH AMENDMENT, dated as of July 8, 1998 (this "Waiver and Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto, dated as of July 29, 1996, the Fifth Amendment thereto dated as of September 10, 1996, the Sixth Amendment thereto dated as of November 27, 1996, the Seventh Amendment and Waiver thereto dated as of February 5, 1997, the Eighth Amendment thereto dated as of March 7, 1997, the Ninth Amendment thereto dated as of August 19, 1997, the Tenth Amendment thereto dated as of October 24, 1997, the Eleventh Amendment thereto dated as of March 20, 1998 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                               W I T N E S E T H :


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lenders waive and amend certain terms in the Credit Agreement in the manner provided for herein; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested waiver and amendment;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Amendment of Section 6. Section 6 of the Credit Agreement is hereby amended by inserting the following new subsection at the end thereof:

         "6.24 Year 2000 Reprogramming. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Borrower's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by June 30, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect."

     3. Waiver of Subsection 9.1(a). (a) The Lenders hereby waive compliance by the Borrower with the provisions of subsection 9.1(a)(i)(A) with respect to the two consecutive fiscal quarters of the Borrower ending May 31, 1998, provided that the amount of the Consolidated Pre-Tax Loss for such two consecutive fiscal quarters shall not exceed $6,485,000; and

     (b) The Lenders hereby waive compliance by the Borrower with the provisions of subsection 9.1(a)(iii) with respect to the fiscal quarter of the Borrower ending May 31, 1998, provided that the amount of the Consolidated Pre-Tax Loss for such fiscal quarter shall not exceed $8,721,000.

     4. Waiver of Subsection 9.9. The Lenders hereby waive any violation of subsection 9.9 of the Credit Agreement from March 26, 1998 through the date hereof in connection with the Shintom Investment.

     5. Amendment of Subsection 9.9. Subsection 9.9 of the Credit Agreement is hereby amended by deleting paragraph (f) thereof and substituting in lieu of said paragraph the following:

          "(f) (i) Investments by the Borrower and its Subsidiaries in (A) any newly formed Joint Venture or Subsidiary (other than a Domestic
     Subsidiary), (B) any existing Joint Venture or Subsidiary (other than a Domestic Subsidiary) made after the date hereof, not to exceed $5,000,000 with respect to any single such investment, and (C) Shintom Co., Ltd. in the form of an Investment totalling up to $6,000,000 in convertible debentures thereof or in the common stock thereof upon conversion of such debentures (the "Shintom Investment") and (ii) acquisitions of all the capital stock or all or substantially all of the assets of any Person, provided that (x) the aggregate amount of all such Investments and acquisitions after the date hereof (less the net cash proceeds from any sale or other disposition of the Shintom Investment or any part thereof) shall not exceed $10,000,000 in the aggregate, (y) to the extent that any such Subsidiary in which an Investment is made is or becomes a Material Foreign Subsidiary, the Borrower and such Material Foreign Subsidiary comply with the provisions of subsection 8.7 and (z) to the extent that any acquisition pursuant to clause (ii) above results in the acquisition or creation of a Subsidiary, the Borrower and such Subsidiary comply with the provisions of subsection 8.7."

     6. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     7. Effectiveness. This Waiver and Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts of this Waiver and Amendment duly executed by the Borrower and the Required Lenders.

     8. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Waiver and Amendment).

     9. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Waiver and Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     10. Counterparts. This Waiver and Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     11. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

AUDIOVOX CORPORATION


By:  \s\ Charles M. Stoehr
    Name:
    Title: Senior Vice President/Chief Financial
                  Officer


THE CHASE MANHATTAN BANK,
   as Agent and as a Lender


By:  \s\ John K. Budzynski
    Name:
    Title: Assistant Vice President


FLEET BANK, N.A., as a Lender


By:  \s\ Steven J. Melicharek
    Name:
    Title: Senior Vice President


BANKBOSTON, as a Lender


By:  \s\ Neal Hesler
    Name:
    Title: Vice President


EUROPEAN AMERICAN BANK,
  as a Lender


By:  \s\ Anthony V. Pantina
    Name:

    Title: Assistant Vice President


THE CIT GROUP/BUSINESS CREDIT, INC.
  as a Lender


By:  \s\ Karen Hoffman
     Name:
     Title: Assistant Vice President

MELLON BANK, N.A.,
  as a Lender


By:  \s\ Christine G. Dekajlo
     Name:
     Title: First Vice President

                           ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Waiver and Amendment to which this Acknowledgement and Consent is attached.


QUINTEX COMMUNICATIONS CORP.


By:  \s\ Charles M. Stoehr
     Name:
     Title: Vice President

QUINTEX MOBILE
COMMUNICATIONS CORP.


By:  \s\ Charles M. Stoehr
     Name:
     Title: Vice President


HERMES TELECOMMUNICATIONS
INC.


By:  \s\ Charles M. Stoehr
     Name:
     Title: Secretary/Treasurer

LENEX CORPORATION


By:  \s\ Charles M. Stoehr
     Name:
     Title:  Secretary/Treasurer


AMERICAN RADIO CORP.


By:  \s\ Charles M. Stoehr
     Name:
     Title: Vice President


AUDIOVOX INTERNATIONAL CORP.


By:  \s\ Charles M. Stoehr
     Name:
     Title:  Senior Vice President

AUDIOVOX HOLDING CORP.



By:  \s\ Chris Lazarides
     Name:
     Title:  President


AUDIOVOX CANADA LIMITED


By:  \s\ Charles M. Stoehr
     Name:
     Title:  Vice President


AUDIOVOX ASIA INC.


By:  \s\ Charles M. Stoehr
     Name:
     Title:  Vice President


AUDIOVOX LATIN AMERICA LTD.


By:  \s\ Charles M. Stoehr
     Name:
     Title: Vice President


AUDIOVOX COMMUNICATIONS CORP.


By:  \s\ Charles M. Stoehr
     Name:
     Title: Secretary




Dated as of July 8, 1998